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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Immersion Corporation on Form S-4 of our report dated February 4, 2000 (March 9, 2000 as to Note 14), appearing in the proxy statement/ prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the heading "Experts" in such proxy statement/ prospectus.

                                            /s/ Deloitte & Touche LLP
San Jose, California
September 5, 2000